UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2011

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-51972	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-2858-8899

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 18, 2011, Shengkai Innovations, Inc., a Florida corporation (the "Company"), issued a press release (the "Press Release") announcing that its management will present at the Rodman & Renshaw Annual China Investment Conference. The Company presentation will start at 3:15 p.m. local time on Monday, March 7, 2011 inside the Le Royal Meridien in Shanghai, P.R.C.

The Press Release also announced that management of the Company will also present at the Roth 23rd Annual OC Growth Stock Conference. The Company presentation will start at 1:00 p.m. local time on Monday, March 14, 2011 inside the Ritz Carlton in Laguna Niguel, California, U.S.

A copy of the Press Release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

      99.1 Press Release, dated February 18, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc. (Registrant)
February 22, 2011 (Date)	/s/ DAVID MING HE David Ming He Chief Financial Officer